UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 14, 2005

COMMISSION FILE NUMBER: 001-03985

EDO CORPORATION

(Exact name of registrant as specified in its charter)

New York	11-0707740
(State of incorporation)	(I.R.S. Employer Identification No.)

60 East 42nd Street – 42nd Floor New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

(212) 716-2000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

In connection with the filing of a prospectus supplement, the Company is updating certain risk factors affecting its business and securities. The Company is voluntarily filing the following description of certain risks affecting itself in order to make publicly available such risk factor disclosure.

Unless the context requires otherwise, the terms “we,” “our,” “ours” and “us” refer to the Company. You should consider the risks described below in evaluating us, our operations and our securities. It is important to note that these are not the only risks and uncertainties that we face; additional risks and uncertainties not presently known to us may also negatively affect our operations, business or the value of our securities.

We currently derive a significant percentage of our total sales from our Warlock force protection systems. If sales of the Warlock force protection systems decrease, our financial condition and results of operations may be adversely affected.

Currently, sales of our Warlock force protection systems to the United States Army constitute a significant percentage of our total sales. Sales of Warlock force protection systems accounted for 19.8% of our total sales for the nine months ended September 24, 2005. Due to the immediate need for the systems, the United States Army places expedited, short term orders with us for these products from time to time. Consequently, the termination, reduction or postponement of purchases by the United States Army, which could happen at any time, may adversely affect our financial condition and results of operation.

The unsuccessful integration of a business or business segment we acquire could have a material adverse effect on our operating results.

One of our key operating strategies is to pursue selective acquisitions, including acquisitions that may be material relative to the Company. We review and actively pursue possible acquisitions on a continuous basis. Except as previously disclosed in our public filings, we do not currently have any definitive commitments, agreements or understandings to acquire any specific businesses or other material assets. Our acquisition strategy may require additional debt or equity financing, resulting in additional leverage or dilution of ownership. We cannot assure you that any future acquisition will be consummated, or that if consummated, we will be able to integrate such acquisition successfully without a material adverse effect on our financial condition or results of operations. Moreover, any acquisition could involve other risks, including:

•	diversion of management’s attention from existing operations;

•	potential loss of key employees or customers of acquired companies; and

•	exposure to unforeseen liabilities of acquired companies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDO CORPORATION

By	/s/ FREDERIC B. BASSETT
Vice President-Finance, Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)

Date:	November 14, 2005